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Exhibit 23.1

CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
Cymer, Inc.:

    We consent to the use of our report incorporated herein by reference in the Form S-8 Registration Statement.

/s/ KPMG LLP
San Diego, California September 19, 2001

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  Exhibit 23.1
CONSENT OF INDEPENDENT AUDITORS